UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2016

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TERRAPIN 3 ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-36547	46-4388636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Terrapin Partners, LLC

1700 Broadway, 18th Floor

New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

(212) 710-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

General

On September 27, 2016, Terrapin 3 Acquisition Corporation (the “Company”), Yatra Online, Inc. (“Yatra”), T3 Parent Corp. (“TRTL Parent”), T3 Merger Sub Corp. (“TRTL Merger Sub”), MIHI LLC (“MIHI”) and Shareholder Representative Services LLC, solely in its capacity as the Shareholders’ Representative, entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”), providing for the combination of the Company and Yatra (the “Transaction”) pursuant to which the Company will become a partially-owned subsidiary of Yatra, a Cayman Islands exempted company limited by shares. The Business Combination Agreement amends and restates the previously announced business combination agreement among the parties, dated July 13, 2016 (the “Original Business Combination Agreement”). The amendments to the Original Business Combination Agreement, as reflected in the Business Combination Agreement, do not impact the relative economic rights of the parties thereto.

As a result of the Transaction: (i) the holders of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), will receive one ordinary share, par value $0.0001 per share, of Yatra (the “Yatra Ordinary Shares”) in exchange for each share of Class A Common Stock held by them; (ii) the holders of the Company’s Class F common stock, par value $0.0001 per share (“Class F Common Stock”), will retain their shares of Class F Common Stock in the Company, and will also receive one Class F Share, par value $0.0001 per share, of Yatra (the “Yatra Class F Shares”) for each share of Class F Common Stock held by them; and (iii) the holders of Yatra Ordinary Shares will continue to hold one Ordinary Share for each Ordinary Share held by them. The Yatra Class F Shares will be voting shares only and have no economic rights. Commencing 11 months following the consummation of the Transaction, the holders of Class F Common Stock will be entitled to exchange their shares of Class F Common Stock for Yatra Ordinary Shares (on a share for share basis) and, upon such exchange, an equal number of Yatra Class F Shares held by the exchanging shareholder will be converted by Yatra into 0.00001 of an Ordinary Share for each Class F Share converted. Each of the Company’s outstanding warrants will, as a result of the Transaction, cease to represent a right to acquire shares of Class A Common Stock and will instead represent the right to acquire the same number of Yatra Ordinary Shares, at the same exercise price and on the same terms as in effect immediately prior to the closing of the Transaction (the “Converted Warrants”). In connection with the Transaction, Yatra intends to apply to list the Yatra Ordinary Shares and Converted Warrants on The NASDAQ Stock Market (“NASDAQ”).

The Business Combination Agreement

The Mergers

The Business Combination Agreement provides for two mergers: (i) first, TRTL Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a partially owned subsidiary of TRTL Parent; and (ii) second, immediately following the consummation of the First Merger, TRTL Parent will merge with and into Yatra (such merger, the “Second Merger,” and together with the First Merger, the “Mergers”), with Yatra surviving the Second Merger and the Company becoming a partially owned subsidiary of Yatra.

Merger Consideration

Each share of Class A Common Stock issued and outstanding immediately prior to the effective time of the Mergers (other than redeemed shares), will be automatically converted into one Yatra Ordinary Share.

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Each share of Class F Common Stock issued and outstanding immediately prior to the effective time of the Mergers will remain outstanding as a share of Class F Common Stock, and each holder of Class F Common Stock will also receive one Yatra Class F Share for each share of Class F Common Stock held by such holder. The Yatra Class F Shares will be voting shares only and have no economic rights. Following the consummation of the Transaction, the holders of Class F Common Stock will be entitled to exchange their shares of Class F Common Stock for Yatra Ordinary Shares (on a share for share basis) and, upon such exchange, an equal number of Yatra Class F Shares held by the exchanging shareholder will be converted by Yatra into 0.00001 of an Ordinary Share for each Yatra Class F Share converted.

Each of the Company’s outstanding warrants will, as a result of the Transaction, cease to represent a right to acquire shares of Class A Common Stock and will instead represent the right to acquire the same number of Yatra Ordinary Shares, at the same exercise price and on the same terms as in effect immediately prior to the closing of the Transaction.

Each Yatra Ordinary Share certificate will, as a result of the Transaction, be automatically deemed to be substituted by one Yatra Ordinary Share certificate registered pursuant to an effective registration statement on Form F-4 of Yatra filed with the U.S. Securities and Exchange Commission (the “SEC”).

Board of Directors

The Business Combination Agreement provides that, upon the consummation of the Mergers, Yatra’s board of directors will be comprised of no more than eight directors, at least a majority of whom will qualify as independent directors under the rules promulgated by NASDAQ. Yatra’s board of directors will be divided into three classes. Certain of Yatra’s shareholders, MIHI, Apple Orange LLC, Noyac Path LLC, Periscope, LLC, Terrapin Partners Employee Partnership 3, LLC and Terrapin Partners Green Employee Partnership, LLC, will have the right to designate three, one in each of the three classes. Yatra will have the right to designate five individuals to be nominated for election to serve as directors, which individuals will also be in each of the three classes.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such contract. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and are used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

Item 8.01.	Other Events.

In connection with the Transaction, on September 29, 2016, Yatra filed a registration statement on Form F-4 (File No. 333-213862) (the “Registration Statement”) with the SEC, which includes a preliminary proxy statement of the Company, and constitutes a preliminary prospectus of Yatra.

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Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

2.1*	Amended and Restated Business Combination Agreement, dated September 27, 2016, by and among the Company, Yatra, TRTL Parent, TRTL Merger Sub, MIHI and Shareholder Representative Services LLC, solely in its capacity as the Shareholders’ Representative.

Additional information

In connection with the proposed Transaction, Yatra filed with the SEC a Registration Statement on Form F-4 that includes a preliminary proxy statement/prospectus that is both the proxy statement to be distributed to holders of the Company’s common stock in connection with the solicitation by the Company of proxies for the vote by the stockholders on the Transaction as well as the prospectus covering the registration of the Ordinary Shares issued in connection with the Transaction. The Company will mail the proxy statement/prospectus to its stockholders. The Company’s stockholders are urged to read the proxy statement/prospectus regarding the Transaction when it becomes available because it will contain important information regarding the Company, Yatra, the Transaction, the agreements related thereto and related matters. When available, you will be able to obtain copies of all documents regarding the Transaction and other documents filed by the Company or Yatra with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by sending a request to the Company, c/o Terrapin Partners, LLC, 1700 Broadway, 18th Floor, New York, NY 10019, or by calling the Company at (212) 710-4100.

Participants in the Transaction

The Company and its directors and officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Transaction. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 1, 2016. Additional information regarding interests of such participants will be contained in the definitive proxy statement/prospectus when available.

Yatra and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Transaction. A list of the names of such directors and officers and information regarding their interests in the transaction will be included in the definitive proxy statement/prospectus for the transaction when available.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

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Forward-looking Statements

This report and the information incorporated by reference herein may include certain forward-looking statements, including statements regarding the expected effects on the Company and Yatra of the proposed Transaction, the anticipated timing and benefits of the Transaction, the anticipated standalone or combined financial results of the Company or Yatra, the anticipated future growth of Yatra or the markets it serves, and all other statements other than historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the Company’s and Yatra’s managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: (1) the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; (2) the ability of the Company and Yatra to complete the Transaction on anticipated terms and schedule, including the ability to obtain stockholder or regulatory approvals of the Transaction and related transactions; (3) risks relating to any unforeseen liabilities of the Company or Yatra; (4) the amount of redemptions made by the Company’s stockholders; (5) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; businesses and management strategies and the expansion and growth of the operations of Yatra; (6) the risk that disruptions from the Transaction will harm Yatra’s business; and (7) other factors detailed in the Company’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015 under the caption “Risk Factors.” Neither the Company nor Yatra is under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAPIN 3 ACQUISITION CORPORATION

By:	/s/ Sanjay Arora
	Name:	Sanjay Arora
	Title:	Chief Executive Officer

Date: September 30, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Amended and Restated Business Combination Agreement, dated September 27, 2016, by and among the Company, Yatra, TRTL Parent, TRTL Merger Sub, MIHI and Shareholder Representative Services LLC, solely in its capacity as the Shareholders’ Representative.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.